BARTLET
                                          MUTUAL FUNDS

                                    Semi-Annual Report
                                         June 30, 1999

                                              BARTLETT
                                      BASIC VALUE FUND

                                              BARTLETT
                              VALUE INTERNATIONAL FUND

                                              BARTLETT
                                           EUROPE FUND

                                              BARTLETT
                               FINANCIAL SERVICES FUND

                                 BARTLETT & CO.
                                    PROFILE

[Bartlett      Bartlett & Co., headquartered in Cincinnati, Ohio, is an asset
mutual funds   management firm which manages over $3.0 billion for individuals,
graphic        family groups and institutions. Established in 1898, Bartlett &
appears here] Co. has built a reputation among individual and institutional investors of strong performance and superior client service for the last century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

        [diamond] Mutual Funds
        [diamond] Institutional Client Services
        [diamond] Private Client Services
        [diamond] Real Estate Programs

Our tradition of excellence, the breadth of our services, and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.

                                    CONTENTS

                                                                        Pages
--------------------------------------------------------------------------------
BARTLETT & CO. PROFILE                                           Inside Cover
--------------------------------------------------------------------------------
PRESIDENT'S LETTER                                                          2
--------------------------------------------------------------------------------
REPORTS TO SHAREHOLDERS
   Bartlett Basic Value Fund                                                3
   Bartlett Value International Fund                                        5
   Bartlett Europe Fund                                                     6
   Bartlett Financial Services Fund                                         7
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
   Bartlett Basic Value Fund                                                8
   Bartlett Value International Fund                                       10
   Bartlett Europe Fund                                                    11
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION                                                   13
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
   Bartlett Basic Value Fund                                               14
   Bartlett Value International Fund                                       15
   Bartlett Europe Fund                                                    17
   Bartlett Financial Services Fund                                        19
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                                   21
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
   Bartlett Basic Value Fund                                               22
   Bartlett Value International Fund                                       23
   Bartlett Europe Fund                                                    24
   Bartlett Financial Services Fund                                        25
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
   Bartlett Basic Value Fund                                               26
   Bartlett Value International Fund                                       27
   Bartlett Europe Fund                                                    28
   Bartlett Financial Services Fund                                        29
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                              30
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS                                              Back Cover
--------------------------------------------------------------------------------
This report is for the information of shareholders of the Bartlett Mutual Funds. It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                               PRESIDENT'S LETTER

Dear Shareholder,

We are pleased to provide you with the semi-annual report for the Bartlett Capital Trust, comprised of the Bartlett Basic Value Fund, the Bartlett Value International Fund, the Bartlett Europe Fund, and the Bartlett Financial Services Fund, covering the six months ended June 30, 1999.

During the second quarter, several significant events occurred in the market. First, cyclical stocks rallied strongly and posted their largest gains relative to the rest of the market in 50 years. Second, the U.S. Federal Reserve raised the federal funds rate by 25 basis points.(1) The Fed surprised the markets, not by raising the federal funds rate, but by announcing that they had moved away from a tightening bias to a neutral one. This led to an immediate strong rally in the markets.

While the cyclical stocks were rebounding during the quarter (led by steel, aluminum, paper and other industrial sectors), the big growth stocks which have dominated the markets over the last few years were relative losers. Smaller-capitalization and value stocks were better performers during this period, reflected in the better relative performance of our funds, as described elsewhere in this report. While one quarter certainly does not constitute a trend, an expansion of market performance to value and small-cap stocks would be a welcome, and perhaps overdue, change.

On the following pages, the portfolio managers discuss each Fund's performance and the investment outlook.

During 1998 and into 1999, focus on the Year 2000 issue increased significantly. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer-related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Funds' operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

The Board of Trustees approved the following dividends and distributions per share, which were payable to shareholders of record on May 21st for Basic Value, and June 9th for Basic Value, Value International, and Europe Fund (there were no dividends or distributions declared for Financial Services Fund):

                                            Class A  Class C  Class Y
Basic Value:
  Ordinary Income Dividend                  $0.175   $0.024   $0.192
  Long-Term Capital Gain Distribution       $0.122   $0.122   $0.122

Value International:
  Ordinary Income Dividend                  $0.469   $0.469   $0.469

Europe Fund:
  Ordinary Income Dividend                  $0.071   $0.071   $0.071
  Short-Term Capital Gain Distribution      $0.017   $0.017   $0.017

As always, we appreciate your support and welcome your comments or questions.

                                                     Sincerely,

                                                     /s/ Edward A. Taber, III
                                                     ---------------------------
                                                     Edward A. Taber, III
                                                     President

--------------
(1) 100 basis points = 1%.

                                    BARTLETT
                                  BASIC VALUE
                                  FUND REPORT

[Bartlett      A shift in market conditions began to take place in the second
mutual funds   quarter as value stocks came to life. The compelling values that
graphic        continue to exist outside the mega-cap "great names of America"
appears here] give us confidence that this positive trend for value stocks is sustainable.

Over 40% of the portfolio is concentrated in our ten most compelling investment holdings. Among these are Fannie Mae (5.2%),(1) H & R Block (4.8%), Citigroup (3.4%), and Charter One Financial (4.5%). These financial service companies have outstanding records of growth and profitability, while trading at modest price/earnings ratios. Just as important is their ability to sustain these records, which is quite high. Other large holdings include AMR (3.8%), Philip Morris (3.5%), and Chateau Communities (4.5%), the largest owner, developer, and operator of mobile home communities. These companies are leaders in their respective industries and generate substantial free cash flow, while selling for very low cash flow multiples.

We took advantage of the spike in the stock prices of Kansas City Southern (3.3%) and Union Pacific (3.4%) during the quarter to reduce these large holdings. We established new positions in Abbott (1.4%), Intel (1.3%), and Unocal (1.7%). Upheaval in the drug, technology and energy industries allowed us to be opportunistic in acquiring these high quality companies at reasonable prices.

Although we are disappointed with our results over the last year, we know that this outcome is the result of a conscious decision to avoid unnecessary risk. Unfortunately, risk, from our perspective, has been excessively rewarded. Recent market trends give us encouragement that our relative performance will improve as markets broaden and more sensible valuations return.

/s/ James A. Miller, CFA                            /s/ Woodrow H. Uible, CFA
---------------------------                         ----------------------------
James A. Miller, CFA                                Woodrow H. Uible, CFA
Portfolio Manager                                   Portfolio Manager

--------------
(1) Figures in parentheses represent percentage of the Fund's portfolio invested in this stock


                         Measuring Both Risk and Return
           Bartlett Basic Value Fund vs. Standard & Poor's 500 Index
                         May 31, 1983, to June 30, 1999

                              [CHART APPEARS HERE]

                                      RETURN   RISK
                                      ------   ----
Bartlett Basic Value Fund             12.5%*    12.1%
S&P 500 Index                         17.7%     14.7%

This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Value Fund and the Standard & Poor's 500 Index from May 31, 1983, to June 30, 1999. The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity. The return for the Index does not include any expenses or transaction costs. The return for the Fund includes such expenses and costs.

Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

The average annual total return figures for both the Fund and the Index assume the reinvestment of dividends.

Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund fluctuate so that upon redemption, you may receive more or less than your original investment.

*Reflects return on Class A shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on page 9.

                          Largest Industry Allocations
           Bartlett Basic Value Fund vs. Standard & Poor's 500 Index
                                 June 30, 1999

                              [CHART APPEARS HERE]

                                              FUND    S&P 500
                                              ----    -------
                    Finance                    27%      16%
                    Transportation             14%       1%
                    Consumer Cyclical           8%       9%
                    Basic Industry             15%       3%
                    Consumer Staples            8%      13%
                    Technology/Defense         14%      22%

                                    BARTLETT
                              VALUE INTERNATIONAL
                                  FUND REPORT

[Bartlett      The recovery in Asia took hold in the second quarter, propelling
mutual funds   Pacific markets, including Japan's, into the top spots of global
graphic        market performance. Conversely, European markets were sluggish appears here] on continued weakness in the Euro currency and disappointing economic fundamentals. While the U.S. remains the main growth engine of the global economy, it has lost its rank as the best performing stock market. Increasingly, it looks as if Asia will also take up some of the slack that plagued global growth over the last year and a half.

Consumer demand and industrial activity could not be called robust anywhere except in the U.S., but restructuring, reform and consolidation have provided enough positive news to encourage investors to look beyond the current sluggish level of activity in many of the world's economies. In addition, there is an undercurrent of optimism about technological advances in the telecommunications and computer industries that may boost productivity for businesses even though activity does not grow much.

The Bartlett Value International portfolio has performed well so far this year, partly due to a substantial investment in the Pacific markets, and also because of exposure to technology and some of the more cyclical parts of the international markets. The large valuation disparities that developed during 1998 between the industrial and commodity-related sectors, and the more consumer-oriented industries, like health care and staple goods, have corrected somewhat. This trend could continue for a while if cyclical activity and restructuring stay on course. In addition, if Japan continues to wake from its economic coma, both its own market and those around it should see increasing earnings potential.

Valuations continue to look more promising in non-U.S. markets, and the momentum of future growth could also start to work in favor of international stocks. While the strength of the U.S. economy continues to confound the prognosticators, improving economic conditions in the rest of the world could also create a pleasantly positive surprise. Good valuations combined with better than expected earnings usually result in positive market performance.

                                                 /s/ Madelynn M. Matlock, CFA
                                                 -------------------------------
                                                 Madelynn M. Matlock, CFA
                                                 Portfolio Manager

                             Portfolio Composition
                     Bartlett Value International Fund vs.
                                MSCI EAFE Index*
                                 June 30, 1999

                              [CHART APPEARS HERE]

                                        FUND   EAFE INDEX
                                        ----   ----------
                    Americas             17%       0%
                    Latin America         3%       0%
                    Canada                7%       0%
                    Cash Equivalents      7%       0%

                    Europe               52%      69%

                    Pacific              31%      31%
                    Japan                20%      24%

*The Morgan Stanley Capital International Europe, Australia, Far East (MSCI
EAFE)Index is an unmanaged index of common stocks of foreign companies.

                                    BARTLETT
                                     EUROPE
                                  FUND REPORT


                           Quarter           Twelve Months
                            Ended                Ended
                           6/30/99              6/30/99
                           -------           -------------
Bartlett Europe Fund(1)    -1.31%                +5.36%
MSCI Europe Index          -0.31%                -0.84%
MSCI EAFEIndex             +2.54%                +7.62%
S&P500 Index               +7.06%               +22.77%

[Bartlett      The launch of the European single currency seemed to be the
mutual funds   milestone that was to characterise the first half of 1999. But
graphic        ever since its initial rise to E1.18 = 1 US$, the Euro has been appears here] making headlines for all the wrong reasons, and now finds itself, at the half-year stage, valued at El.03 = 1 US$. The weakness of the Euro is indicative of the problems that have beset Europe over the past six months. Weak economic growth and a lack of cohesion on the policy front from European leaders was further compounded by the problems in Kosovo, which added to the poor visibility in European markets. Added to this, Asia seemed to have bottomed and the anticipated slowdown in the U.S. failed to materialise, providing investors with better alternatives in which to park their cash. By the end of the period under review, however, the Euro appears to have found a base. Stronger economic data from Europe and the cessation of hostilities in the Balkans lead us to believe that Europe's new currency will strengthen over the coming months from these levels.

Over the first six months of 1999, European markets were driven by the continued strong outlook in the U.S. (where the Dow reached an all-time high) and M&A activity. The new single currency and new Euro-indices act as catalysts for companies to focus on streamlining their operations, restructuring, and becoming more competitive. Size also seemed to be important, as the takeover of Telecom Italia by Olivetti, the battle for control among the major banking groups in France, the merger of Vodafone and Airtouch, and the recent bid for Asda by Wal-Mart have shown. The single currency and the new indices were also catalysts for a move to a more sector-oriented outlook by investors, and the first half of 1999 will be remembered for the rotation away from growth and defensive stocks to more cyclical-oriented stocks, reflecting a bottoming-out of many commodity prices as well as a belief in the recovery of Asia and an end to the worries of a potential global meltdown which characterised the second half of 1998.

The recent months have seen improved sentiment in Europe (helped by the cut in rates to 2.5% in April), and renewed worries about potential inflation in the U.S. with the long U.S. government bond yield going above 6%, and good economic data from Japan signaling an end to fears over a global crisis. The Fed ultimately raised rates by only 25 basis points(2) (which was largely priced into the markets), and affirmed that they had moved to a neutral basis, and this along with stronger than expected first quarter GDP numbers from Italy has increased the positive sentiment in European markets, which had been gaining momentum for some time.

German business confidence is also improving. The renewed bullishness on the Asian markets has, overall, made for a much rosier outlook for the global markets, and although trading conditions in Europe remain tough, we believe that low interest rates and record high consumer confidence should result in accelerating growth in Europe in the second half of 1999, which, coupled with the attractive valuation of the European markets, provide the reasons for our optimism on Europe.

In terms of activity, the Fund has retained its core positions, although we have cut our weighting in the Mediterranean area to increase our exposure to the U.K. Overall, we have maintained our growth stance, concentrating on the key tenets of strong management and visible earnings, which we believe to be the main drivers of stock performance.

/s/ Neil Worsley                                         /s/ William Lovering
---------------------                                    -----------------------
Neil Worsley                                             William Lovering
Co-Portfolio Manager                                     Co-Portfolio Manager

--------------
(1) Reflects return on Class A shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on page 12. The returns for the indices do not include any transaction costs or other administrative expenses associated with buying and selling securities in the index. The returns for the Fund include such expenses.
(2) 100 basis points = 1%.

                                    BARTLETT
                               FINANCIAL SERVICES
                                  FUND REPORT

                                    Quarter      Six Months
                                     Ended         Ended
                                    6/30/99       6/30/99
                                    -------      ----------
Bartlett Financial Services(1)      +5.22%         -0.95%
Lipper Financial Services
  Fund Index                        +4.55%         +5.87%
S&P 500 Index                       +7.06%        +12.39%

[Bartlett      Since the beginning of the year, financial stocks have been held
mutual funds   hostage to interest rates. The ransom was finally paid in the
graphic        form of a 25 basis point(2) increase in the Federal Funds rate appears here] at the end of the quarter. Having announced a neutral bias for the future, we feel the pressure on these stocks will be lifted and investors can begin to pay attention to important factors like earnings.

In our conversations with the managements of all of our financial holdings, none have expressed any concern about earnings in 1999. We prefer to believe the outlook of the managements of our financial holdings rather than that of an analyst, for management has the most influence on earnings over the long term. We have consistently informed our clients of our belief that "if we get the earnings right, the performance will follow."

Looking forward, financial companies remain very attractive due to a positive earnings outlook, attractive price/earnings multiples and the possible passage of a banking bill in 1999, which would likely spur acquisitions, particularly in the insurance arena. Banks, brokerages, and insurance companies as a group currently sell at 50% to 60% of the S&P 500 average price earnings multiple. When these positives are recognized, we expect the group to sell at closer to market multiples.

We are pleased to report that in the second quarter we saw a return of merger activity. Zions Bancorp bought First Security Corp., Firstar Corp bought Mercantile Bancorp, Everen Capital Corp was bought out by First Union, and AmSouth Bancorp and First American Corp agreed to tie the knot. We feel this proves that Y2K concerns are behind us and that the second half of 1999 will provide many more mergers.

Patience is a virtue not given freely to portfolio managers, so we truly empathize with our shareholders. Although we all have been laboring with mid-cap financial shares that are out of style, we feel the balance of the year will be rewarding based on the above-mentioned factors.

                                                       Gray, Seifert & Co., Inc.

--------------
(1 Reflects return on Class A shares, excluding the 4.75% maximum sales charge. The returns for the indices do not include any transaction costs or other administrative expenses associated with buying and selling securities in the index. The returns for the Fund include such expenses.
(2) 100 basis points = 1%.

                         GROWTH OF A $10,000 INVESTMENT

[Bartlett
mutual funds   The following graphs compare each Fund's total return against
graphic        that of a closely matched, broad-based securities market index.
appears here]

These performance tables and charts represent past performance and are no guarantee of future results. The investment return and principal value of the Funds will fluctuate so that upon redemption, you may receive more or less than your original cost.

The charts illustrate the cumulative total return of an initial $10,000 investment in each Fund for the periods indicated. The returns reflected in the chart for Class A shares reflect the maximum sales charge of 4.75% (the Average Annual Total Return table within each Class A chart provides information both including and excluding the effect of the maximum sales charge). A contingent deferred sales charge may be imposed under certain circumstances on Class A and C shares. Please refer to the prospectus for details. The performance tables and charts assume all dividends and distributions are reinvested at the net asset value on the reinvestment date and reflect the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Funds' total returns would have been slightly lower.

The lines representing the securities market indices (which is, in each case, an unmanaged index) do not include any transaction costs or other administrative expenses associated with buying and selling securities in the index.

No performance information is shown for Financial Services Fund since the Fund only began operations on November 16, 1998, and the information would not be meaningful.

*This line reflects                      Bartlett Basic Value Fund
return information                             Class A Shares
on Class A shares                   June 30, 1989, through June 30, 1999
excluding the
maximum 4.75% sales
charge which became                     Average Annual Total Returns
effective July 21,                    For periods ended June 30, 1999
1997. The second       --------------------------------------------------------
line in the table      1 Year    3 Years   5 Years   10 Years  Life of the Fund
reflects return                                                 (since 5/5/83)
information            --------------------------------------------------------
including the sales    (0.40)%*  14.90%*   16.76%*   11.89%*       12.42%*
charge.                (5.12)%   13.05%    15.63%    11.35%        12.09%
                       --------------------------------------------------------
**The initial
investment for Basic                      [CHART APPEARS HERE]
Value Fund Class A
shares is net of the
4.75% sales charge.                       $55,900           $29,291
                                          S&P 500 Index     Basic Value Fund
The Standard &                            -------------     ----------------
Poor's 500 Index is         6/30/89         10,000               9,525
a broad-based,              6/30/90         11,649              10,034
unmanaged index of          6/30/91         12,510              10,061
common stocks               6/30/92         14,188              11,731
commonly used to            6/30/93         16,122              12,762
measure general             6/30/94         16,349              13,496
stock market                6/30/95         20,611              16,120
activity.                   6/30/96         25,970              19,310
                            6/30/97         34,983              23,873
                            6/30/98         45,533              29,410
                            6/30/99         55,900              29,291

            Bartlett Basic Value Fund
                  Class C Shares
    September 12, 1997, through June 30, 1999

           Average Annual Total Returns
         For periods ended June 30, 1999
     ---------------------------------------
          1 Year       Life of the Fund
                        (since 9/12/97)
     ---------------------------------------
          (1.09)%            5.97%
     ---------------------------------------

               [CHART APPEARS HERE]

              $15,682           $11,101                     The Standard &
              S&P 500 Index     Basic Value Fund            Poor's 500 Index is
              -------------     ----------------            a broad-based,
9/12/97         10,000              10,000                  unmanaged index of
9/30/97         10,547              10,381                  common stocks
12/31/97        10,850              10,607                  commonly used to
3/31/98         12,363              11,654                  measure general
6/30/98         12,773              11,224                  stock market
9/30/98         11,505               9,501                  activity. Index
12/31/98        13,953              10,921                  returns are for the
3/31/99         14,649              10,485                  periods beginning
6/30/99         15,682              11,101                  August 31, 1997.


            Bartlett Basic Value Fund
                 Class Y Shares
     August 15, 1997, through June 30, 1999


          Average Annual Total Returns
         For periods ended June 30, 1999
     ---------------------------------------
          1 Year       Life of the Fund
                        (since 8/15/97)
     ---------------------------------------
          (0.15)%            8.24%
     ---------------------------------------


               [CHART APPEARS HERE]


              $14,804           $11,605                     The Standard &
              S&P 500 Index     Basic Value Fund            Poor's 500 Index is
              -------------     ----------------            a broad-based,
8/18/97         10,000              10,000                  unmanaged index of
9/30/97          9,957              10,651                  common stocks
12/31/97        10,243              10,922                  commonly used to
3/31/98         11,670              12,022                  measure general
6/30/98         12,058              11,623                  stock market
9/30/98         10,861               9,860                  activity. Index
12/31/98        13,172              11,359                  returns are for the
3/31/99         13,829              10,937                  periods beginning
6/30/99         14,804              11,605                  July 31, 1997.

     Bartlett Value International Fund             *This line reflects
               Class A Shares                      return information on
   October 6, 1989, through June 30, 1999          Class A shares excluding
                                                   the maximum 4.75% sales
                                                   charge which became
        Average Annual Total Returns               effective July 21, 1997.
      For periods ended June 30, 1999              The second line in the
-------------------------------------------        table reflects return
1 Year   3 Years  5 Years  Life of the Fund        information including the
                            (since 10/6/89)        sales charge.
-------------------------------------------
5.59%*   6.92%*   7.94%*       7.27%*              **The initial investment
0.56%    5.21%    6.89%        6.73%               for Value International
-------------------------------------------        Fund Class A shares is
                                                   net of the 4.75% sales
                                                   charge.
            [CHART APPEARS HERE]
                                                      The Morgan Stanley Capital
                                                      International Europe,
          $16,859           $18,865                   Australia, Far East (MSCI
          MSCI EAFE Index   Value International Fund  EAFE) Index is a broad-
          ---------------   ------------------------  based, unmanaged
10/6/89     10,000               9,524                index composed of select
6/30/90      9,187               9,932                common stocks of
6/30/91      8,128               8,821                companies based outside
6/30/92      8,075              10,927                the United States and
6/30/93      9,712              10,753                including Europe,
6/30/94     11,364              12,877                Australia, and the Far
6/30/95     11,552              13,511                East. It is often used to
6/30/96     13,086              15,433                measure international
6/30/97     14,766              19,096                stock market activity.
6/30/98     15,666              17,867                Index returns are for the
6/30/99     16,859              18,865                periods beginning
                                                      September 30, 1989.


                               Bartlett Value International Fund
                                         Class C Shares
                              July 23, 1997, through June 30, 1999


                                  Average Annual Total Returns
                                For periods ended June 30, 1999
                              -----------------------------------
The Morgan Stanley                1 Year       Life of the Fund
Capital International                          (since 7/23/97)
Europe, Australia, Far         -----------------------------------
East (MSCI EAFE) Index            4.80%             (2.25)%
is a broad-based,              -----------------------------------
unmanaged index
composed of select
common stocks of                      [CHART APPEARS HERE]
companies based outside
the United States and
including Europe,                      $11,236          $9,568
Australia, and the Far                 MSCI EAFE Index  Value International Fund
East. It is often used                 ---------------  ------------------------
to measure                  7/23/97      10,000             10,000
international stock         9/30/97       9,772             10,070
market activity. Index      12/31/97      9,006              8,913
returns are for the         3/31/98      10,331              9,601
periods beginning July      6/30/98      10,441              9,130
31, 1997.                   9/30/98       8,957              7,618
                            12/31/98     10,807              8,588
                            3/31/99      10,957              8,755
                            6/30/99      11,236              9,568

   Bartlett Value International Fund
             Class Y Shares
 August 15, 1997, through June 30, 1999


       Average Annual Total Returns
     For periods ended June 30, 1999
 --------------------------------------
      1 Year       Life of the Fund
                    (since 8/15/97)
 --------------------------------------
      5.76%            (1.60)%
 --------------------------------------
                                                      The Morgan Stanley Capital
          [CHART APPEARS HERE]                        International Europe,
                                                      Australia, Far East (MSCI
                                                      EAFE) Index is a
          $11,236          $9,701                     broad-based, unmanaged
          MSCI EAFE Index  Value International Fund   index composed of select
          ---------------  ------------------------   common stocks of companies
8/15/97       10,000           10,000                 based outside the United
9/30/97        9,772           10,045                 States and including
12/31/97       9,006            8,906                 Europe, Australia, and the
3/31/98       10,331            9,621                 Far East. It is often used
6/30/98       10,441            9,173                 to measure international
9/30/98        8,957            7,671                 stock market activity.
12/31/98      10,807            8,670                 Index returns are for the
3/31/99       10,957            8,860                 periods beginning August
6/30/99       11,236            9,701                 31, 1997.


*This line reflects
return information on                      Bartlett Europe Fund
Class A shares                                Class A Shares
excluding the maximum              June 30, 1989, through June 30, 1999
4.75% sales charge
which became effective                 Average Annual Total Returns
July 21, 1997. The                    For periods ended June 30, 1999
second line in the        ------------------------------------------------------
table reflects return     1 Year  3 Years   5 Years   10 Years  Life of the Fund
information including                                           (since 08/19/86)
the sales charge.         ------------------------------------------------------
                          5.36%*  21.94%*   21.53%*   10.33%*        9.48%*
**The initial             0.34%   19.97%    20.35%     9.80%         9.06%
investment for Europe     ------------------------------------------------------
Fund Class A shares is
net of the 4.75% sales
charge.                                    [CHART APPEARS HERE]

Prior to July 21,
1997, the Fund was a                         $38,440               $25,459
closed-end fund which                        MSCI Europe Index     Europe Fund
reinvested all                               -----------------     -----------
dividends and             6/30/89                 10,000               9,526
distributions at an       6/30/90                 13,193              10,073
average reported sales    6/30/91                 11,542               8,629
price on the New York     6/30/92                 14,140               9,191
Stock Exchange.           6/30/93                 13,785               8,560
                          6/30/94                 15,972               9,604
The Morgan Stanley        6/30/95                 18,973              10,833
Capital International     6/30/96                 21,758              14,043
(MSCI) Europe Index is    6/30/97                 28,284              17,311
a broad-based,            6/30/98                 38,767              24,164
unmanaged index based     6/30/99                 38,440              25,459
on the share prices of
common stocks in
different European
countries. The
countries included in
this index are
Austria, Belgium,
Denmark, Finland,
France, Germany,
Ireland, Italy, the
Netherlands, Norway,
Spain, Sweden,
Switzerland, and the
U.K.

          Bartlett Europe Fund
             Class C Shares
  July 23, 1997, through June 30, 1999


      Average Annual Total Returns
     For periods ended June 30, 1999
  -------------------------------------
      1 Year        Life of the Fund
                    (since 7/23/97)
  -------------------------------------                The Morgan Stanley
      4.53%             18.39%                         Capital International
  -------------------------------------                (MSCI) Europe Index is
                                                       a broad-based,
                                                       unmanaged index based
          [CHART APPEARS HERE]                         on the share prices of
                                                       common stocks in
                                                       different European
               $12,982            $13,874              countries. The
               MSCI Europe Index  Europe Fund          countries included in
               -----------------  -----------          this index are Austria,
  7/23/97          10,000            10,000            Belgium, Denmark,
  9/30/97          10,343            10,143            Finland, France,
  12/31/97         10,350            10,068            Germany, Ireland,
  3/31/98          12,452            12,616            Italy, the Netherlands,
  6/30/98          13,093            13,273            Norway, Spain, Sweden,
  9/30/98          11,205            11,522            Switzerland, and the
  12/31/98         13,303            14,143            U.K. Index returns are
  3/31/99          13,023            14,091            for the periods
  6/30/99          12,982            13,874            beginning July 31,
                                                       1997.


The Morgan Stanley                        Bartlett Europe Fund
Capital International                        Class Y Shares
(MSCI) Europe Index is a         August 21, 1997, through June 30, 1999
broad-based, unmanaged
index based on the share              Average Annual Total Returns
prices of common stocks              For periods ended June 30, 1999
in different European            --------------------------------------
countries. The countries              1 Year       Life of the Fund
included in this index                              (since 8/21/97)
are Austria, Belgium,            --------------------------------------
Denmark, Finland, France,             5.71%              22.91%
Germany, Ireland, Italy,         --------------------------------------
the Netherlands, Norway,
Spain, Sweden,
Switzerland, and the U.K.
Index returns are for the                 [CHART APPEARS HERE]
periods beginning August
31, 1997.
                                               $13,769            $14,687
                                               MSCI Europe Index  Europe Fund
                                               -----------------  -----------
                                 8/21/97          10,000            10,000
                                 9/30/97          10,970            10,538
                                 12/31/97         10,978            10,476
                                 3/31/98          13,207            13,170
                                 6/30/98          13,886            13,894
                                 9/30/98          11,884            12,094
                                 12/31/98         14,109            14,930
                                 3/31/99          13,812            14,888
                                 6/30/99          13,769            14,687

                            INDUSTRY DIVERSIFICATION

                             Bartlett Capital Trust
                           June 30, 1999 (Unaudited)

VALUE INTERNATIONAL FUND                            EUROPE FUND

                               % OF NET  MARKET                                    % OF NET   MARKET
                                ASSETS   VALUE                                      ASSETS    VALUE
-----------------------------------------------     ------------------------------------------------
                                         (000)                                                (000)
Automotive                        5.5%  $ 2,460     Aerospace/Defense                 2.2%  $  2,308
Banking                           9.9     4,366     Automotive                        4.7      4,965
Chemicals                         3.9     1,744     Banking                           9.3      9,794
Computer Services                 3.1     1,389     Computer Services                 2.4      2,523
Construction                      4.6     2,033     Diversified                       3.7      3,890
Consumer Durable Goods           10.8     4,783     Electronics                       4.2      4,459
Diversified                       9.1     4,053     Finance                           7.7      8,108
Electronics                       5.3     2,340     General Industry                  3.3      3,503
Investment Companies              1.6       699     Insurance                         6.3      6,685
Media/Broadcast                   1.1       490     Leisure                           1.8      1,898
Metals & Mining                   9.1     4,035     Miscellaneous Manufacturing       4.7      4,974
Miscellaneous Services            2.6     1,146     Miscellaneous Services            1.9      2,002
Oil & Gas                         7.4     3,265     Oil & Gas                         7.7      8,116
Real Estate                       2.7     1,189     Pharmaceuticals & Health Care     7.7      8,074
Retail Sales                      8.1     3,572     Publishing                        1.3      1,359
Telecommunications                3.7     1,619     Real Estate                       0.4        377
Transportation                    4.6     2,051     Retail Sales                      7.8      8,263
Short-Term Investments            5.6     2,477     Telecommunications               15.7     16,533
                                -----   -------     Transportation                    4.6      4,834
Total Investment Portfolio       98.7    43,711                                     -----   --------
Other Assets Less Liabilities     1.3       557     Total Investment Portfolio       97.4    102,665
                                -----   -------     Other Assets Less Liabilities     2.6      2,708
NET ASSETS                      100.0%  $44,268                                     -----   --------
                                =====   =======     NET ASSETS                      100.0%  $105,373
                                                                                    =====   ========

                            STATEMENT OF NET ASSETS

                           Bartlett Basic Value Fund
                           June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

                                                  Market                                                          Market
                                         Shares   Value                                                  Shares   Value
-----------------------------------------------------------     -----------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS - 99.2%                      Metals/Mining - 2.6%
-----------------------------------------------------------       Potash Corporation of
Advertising/Media - 2.8%                                            Saskatchewan, Inc. ADR                 47    $ 2,432
  Time Warner, Inc.                        36    $ 2,646        -----------------------------------------------------------
-----------------------------------------------------------     Miscellaneous Services - 2.0%
Aerospace/Defense - 2.8%                                          Service Corporation International       100      1,925
  Lockheed Martin Corporation              71      2,645        -----------------------------------------------------------
-----------------------------------------------------------     Real Estate Investment Trusts (REITS) - 4.5%
Automotive - 2.1%                                                 Chateau Communities, Inc.               143      4,281
  Ford Motor Company                       35      1,975        -----------------------------------------------------------
-----------------------------------------------------------     Savings and Loan - 4.5%
Chemicals - 2.0%                                                  Charter One Financial, Inc.             154      4,291
  Ferro Corporation                        70      1,925        -----------------------------------------------------------
-----------------------------------------------------------     Telecommunications - 4.8%
Computer Services and Systems - 2.0%                              AT&T Corporation                         82      4,577
  Compaq Computer Corporation              79      1,871        -----------------------------------------------------------
-----------------------------------------------------------     Transportation - 13.6%
Construction and Building Materials - 2.5%                        AMR Corporation                          53      3,617(A)
  Martin Marietta Materials, Inc.          40      2,360          GATX Corporation                         77      2,931
-----------------------------------------------------------       Kansas City Southern Industries, Inc.    50      3,159
Electronics - 4.1%                                                Union Pacific Corporation                55      3,207
  Intel Corporation                        20      1,190                                                         -------
  Molex Incorporated                       87      2,740                                                          12,914
                                                 -------        -----------------------------------------------------------
                                                   3,930        TOTAL COMMON STOCKS AND
-----------------------------------------------------------       EQUITY INTERESTS                               $94,448
Energy - 5.1%                                                   -----------------------------------------------------------
  Phillips Petroleum Company               46      2,314          (Identified Cost - $61,481)
  Total Fina SA ADR                        15        967        -----------------------------------------------------------
  Unocal Corporation                       40      1,585        Total Investments - 99.2%                        $94,448
                                                 -------        -----------------------------------------------------------
                                                   4,866          (Identified Cost - $61,481)
-----------------------------------------------------------     -----------------------------------------------------------
Financial Services - 21.6%                                      OTHER ASSETS LESS LIABILITIES - 0.8%             $   803
  Citigroup Inc.                           67      3,183        -----------------------------------------------------------
  Fannie Mae                               72      4,923        NET ASSETS CONSISTING OF:
  First Tennessee National Corporation     65      2,490          Capital shares                                 $51,464
  H&R Block, Inc.                          90      4,500          Distributions in excess of
  Marshall & Ilsley Corporation            45      2,897            net investment income                            (44)
  Mellon Bank Corporation                  72      2,619          Undistributed net realized gains
                                                 -------            from security transactions and
                                                  20,612            foreign currency transactions                 10,864
-----------------------------------------------------------       Net unrealized appreciation of
Food, Beverage and Tobacco - 8.2%                                   investments and foreign
  Anheuser-Busch Companies, Inc.           30      2,128            currency transactions                         32,967
  McDonald's Corporation                   57      2,355        -----------------------------------------------------------
  Philip Morris Companies, Inc.            82      3,295        NET ASSETS - 100.0%                              $95,251
                                                 -------        ===========================================================
                                                   7,778          Net asset value and redemption
-----------------------------------------------------------         price per share - Class A
Health Care - 1.4%                                                  ($91,497 / 4,972 shs)                         $18.40
  Abbott Laboratories                      30      1,365        ===========================================================
-----------------------------------------------------------       Maximum offering price per share -
Investment Companies - 2.1%                                         Class A (net asset value plus sales
  Royce Value Trust, Inc.                 153      2,021            charge of 4.75% of offering price)            $19.32
-----------------------------------------------------------     ===========================================================
Manufacturing - 10.5%                                             Net asset value, offering price and
  Dover Corporation                        60      2,100            redemption price per share -
  Fleetwood Enterprises, Inc.             100      2,644            Class C ($1,877 / 103 shs)                    $18.18
  HON INDUSTRIES Inc.                      23        671        ===========================================================
  Kaydon Corporation                      112      3,766          Net asset value, offering price and
  Tyco International Ltd.                   9        853            redemption price per share -
                                                 -------            Class Y ($1,877 / 102 shs)                    $18.38
                                                 $10,034        ===========================================================
-----------------------------------------------------------     (A) Non-dividend paying investment.
                                                                See notes to financial statements.

                            STATEMENT OF NET ASSETS

                       Bartlett Value International Fund
                           June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

                                                  Market                                                          Market
                                         Shares   Value                                                  Shares   Value
-----------------------------------------------------------     -----------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS - 90.6%                      Korea - 1.6%
-----------------------------------------------------------       Korea Fund, Inc.                         20    $   299(A)
Argentina - 2.7%                                                  Pohang Iron & Steel Company
  IRSA Inversiones y Representaciones                               Ltd. ADR                               12        407
    S.A. GDR                               39    $ 1,189                                                         -------
-----------------------------------------------------------                                                          706
Australia - 5.8%                                                -----------------------------------------------------------
  Brambles Industries Ltd.                 43      1,136        Malaysia(B) - 0.9%
  National Australia Bank ADR              11        943          Perlis Plantations Bhd                  386        400
  News Corporation Limited ADR             14        490        -----------------------------------------------------------
                                                 -------        Netherlands - 3.4%
                                                   2,569          New Holland NV ADR                       89      1,520
-----------------------------------------------------------     -----------------------------------------------------------
Canada - 4.6%                                                   Norway - 2.7%
  Northern Telecom Ltd. ADR                19      1,619          Elkem ASA                                31        558
  Potash Corporation of                                           Norsk Hydro ASA ADR                      17        635
    Saskatchewan, Inc. ADR                  8        435                                                         -------
                                                 -------                                                           1,193
                                                   2,054        -----------------------------------------------------------
-----------------------------------------------------------     Portugal - 2.3%
France - 7.4%                                                     Banco Comercial Portugues, SA ADR        34        864
  Cie de Saint Gobain                       6      1,017          Portugal Fund Inc.                       11        159
  Michelin                                 27      1,108                                                         -------
  Total Fina SA ADR                        18      1,148                                                           1,023
                                                 -------        -----------------------------------------------------------
                                                   3,273        Singapore - 1.9%
-----------------------------------------------------------       Dairy Farm International
Germany - 10.6%                                                     Holdings Ltd.                         695        834
  Buderus AG                                3      1,343        -----------------------------------------------------------
  DaimlerChrysler AG                       15      1,323        Spain - 2.8%
  Deutsche Lufthansa AG                    51        915          Repsol SA ADR                            62      1,253
  Hoechst AG ADR                           24      1,109        -----------------------------------------------------------
                                                 -------        Sweden - 4.8%
                                                   4,690          AGA AB                                   70        863
-----------------------------------------------------------       AssiDoman AB                             15        223
India - 0.2%                                                      Cardo AB                                 46      1,017
  Morgan Stanley India                                                                                           -------
    Investment Fund                         7         71(A)                                                        2,103
-----------------------------------------------------------     -----------------------------------------------------------
Ireland - 1.3%                                                  Switzerland - 2.0%
  Allied Irish Banks PLC ADR               22        589          Novartis                                  1        876
-----------------------------------------------------------     -----------------------------------------------------------
Italy - 2.5%                                                    Taiwan - 0.4%
  Istituto Bancario San Paolo di                                  Taiwan Fund Inc.                          8        170
   Torino  ADR                             40      1,094        -----------------------------------------------------------
-----------------------------------------------------------     United Kingdom - 12.6%
Japan - 20.1%                                                     Cadbury Schweppes PLC ADR                37        985
  Canon, Inc.                              45      1,295          Diageo PLC ADR                           27      1,172
  Fujitsu Ltd.                             69      1,389          Invensys plc                            213      1,008
  Ito-Yokado ADR                           19      1,269          Rio Tinto plc ADR                        17      1,116
  Matsumotokiyoshi                         25      1,468          Tomkins PLC ADR                          71      1,301
  Matsushita Electric Industrial                                                                                 -------
    Company Ltd.                           64      1,243                                                           5,582
  Rohm Company Ltd.                         7      1,097        -----------------------------------------------------------
  Secom Co., Ltd.                          11      1,146        TOTAL COMMON STOCKS AND
                                                 -------          EQUITY INTERESTS                               $40,096
                                                   8,907        -----------------------------------------------------------
-----------------------------------------------------------       (Identified Cost - $32,088)
                                                                -----------------------------------------------------------

                            STATEMENT OF NET ASSETS

                       Bartlett Value International Fund
                                  (Continued)
                           June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

                                         Face     Market
                                        Amount    Value
-----------------------------------------------------------     -----------------------------------------------------------
CONVERTIBLE BONDS - 2.5%                                          Net asset value and redemption
-----------------------------------------------------------         price per share - Class A
Canada - 2.5%                                                       ($36,795 / 2,973 shs)                         $12.38
  Magna International Inc.                                      ===========================================================
    5%, 10/15/02                        $1,050   $ 1,138          Maximum offering price per share -
-----------------------------------------------------------         Class A (net asset value plus sales
TOTAL CONVERTIBLE BONDS                          $ 1,138            charge of 4.75% of offering price)            $13.00
-----------------------------------------------------------     ===========================================================
  (Identified Cost - $1,050)                                      Net asset value, offering price and
-----------------------------------------------------------         redemption price per share -
REPURCHASE AGREEMENT - 5.6%                                         Class C ($3,615 / 297 shs)                    $12.15
-----------------------------------------------------------     ===========================================================
  State Street Bank & Trust Company                               Net asset value, offering price and
    3.5%, dated 6/30/99, to be                                      redemption price per share -
    repurchased at $2,477 on 7/1/99                                 Class Y ($3,858 / 313 shs)                    $12.34
    (Collateral: $2,520 Freddie Mac                             ===========================================================
    mortgage-backed securities,                                 (A) Non-dividend paying investment.
    5.25%, due 8/24/01, value $2,536)    2,477     2,477        (B) As of February 15, 1999, the repatriation of proceeds
-----------------------------------------------------------         held since August 31, 1998, from the sale of Malaysian
TOTAL REPURCHASE AGREEMENT                       $ 2,477            securities cannot be accomplished without a levy until
-----------------------------------------------------------         at least September 1, 1999. The Fund's Malaysian
  (Identified Cost - $2,477)                                        securities are therefore considered illiquid and are
-----------------------------------------------------------         being fair valued following procedures approved by the
TOTAL INVESTMENTS - 98.7%                        $43,711            Board of Trustees.
-----------------------------------------------------------
  (Identified Cost - $35,615)                                   See notes to financial statements.
-----------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.3%             $   557
-----------------------------------------------------------
NET ASSETS CONSISTING OF:
  Capital shares                                 $39,780
  Distributions in excess of
    net investment income                         (2,339)
  Accumulated net realized losses
    from security transactions and
    foreign currency transactions                 (1,268)
  Net unrealized appreciation of
    investments and foreign
    currency transactions                          8,095
-----------------------------------------------------------
NET ASSETS - 100.0%                              $44,268
===========================================================

                            STATEMENT OF NET ASSETS

                              Bartlett Europe Fund
                           June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

                                                  Market                                                          Market
                                         Shares   Value                                                  Shares   Value
-----------------------------------------------------------     -----------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS - 93.6%                      Spain - 3.6%
-----------------------------------------------------------       Argentaria, Caja Postal y Banco
Finland - 3.1%                                                      Hipotecario de Espana, SA               64   $ 1,443
  Nokia AB Oy                               38   $ 3,308          Telefonica S.A.                           49     2,366
-----------------------------------------------------------                                                      -------
France - 15.7%                                                                                                     3,809
  Accor SA                                   8     1,898        -----------------------------------------------------------
  Axa                                       16     1,902        Sweden - 5.2%
  Castorama Dubois                           6     1,507          Electrolux AB                            102     2,145
  Elf Aquitaine SA                          24     3,457          Hennes & Mauritz AB (H&M)                 51     1,251
  Pinault-Printemps-Redoute SA              11     1,844          Telefonaktienbolaget LM Ericsson          66     2,124
  Societe Generale                           8     1,409                                                         -------
  STMicroelectronics                        34     2,291                                                           5,520
  Vivendi                                   28     2,269        -----------------------------------------------------------
                                                 -------        Switzerland - 7.8%
                                                  16,577          Adecco SA                                  4     2,002
-----------------------------------------------------------       Roche Holding AG                         N.M.    2,538
Germany - 9.2%                                                    UBS - Union Bank of Switzerland            7     1,959
  Allianz AG                                 5     1,383          Zurich Allied AG                           3     1,736
  DaimlerChrysler AG                        40     3,442                                                         -------
  Deutsche Lufthansa AG                     72     1,309                                                           8,235
  Mannesmann AG                             23     3,503        -----------------------------------------------------------
                                                 -------        United Kingdom - 31.1%
                                                   9,637          BP Amoco Plc                             260     4,659
-----------------------------------------------------------       British Aerospace PLC                    355     2,308
Greece - 1.6%                                                     British Telecommunications plc           174     2,914
  Alpha Credit Bank                         26     1,701          Cable & Wireless plc                     171     2,176
-----------------------------------------------------------       Glaxo Wellcome plc                        85     2,373
Ireland - 6.0%                                                    Granada Group plc                         88     1,621
  Allied Irish Banks plc                   110     1,462          Kingfisher plc                           147     1,714
  Anglo Irish Bank Corporation plc         648     1,599          Lloyds TSB Group plc                     132     1,789
  CRH plc                                  160     2,830          National Westminster Bank PLC            138     2,920
  Green Property plc                        69       377          Railtrack Group PLC                       90     1,843
                                                 -------          SmithKline Beecham plc                   243     3,163
                                                   6,268          Stagecoach Holdings plc                  471     1,682
-----------------------------------------------------------       Vodafone Group plc                       185     3,645
Italy - 2.1%                                                                                                     -------
  Tecnost SpA                              884     2,179                                                          32,807
-----------------------------------------------------------     -----------------------------------------------------------
Netherlands - 8.2%                                              TOTAL COMMON STOCKS AND
  AEGON N.V.                                23     1,665          EQUITY INTERESTS                               $98,619
  ING Groep N.V.                            27     1,440        -----------------------------------------------------------
  Koninklijke (Royal) Philips                                     (Identified Cost - $87,501)
    Electronics N.V.                        22     2,168        -----------------------------------------------------------
  Koninklijke Ahold NV                      57     1,946
  VNU NV                                    34     1,359
                                                 -------
                                                   8,578
-----------------------------------------------------------

                            STATEMENT OF NET ASSETS

                              Bartlett Europe Fund
                                  (Continued)
                           June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

                                                  Market
                                         Shares   Value
-----------------------------------------------------------     -----------------------------------------------------------
PREFERRED SHARES - 3.8%                                           Maximum offering price per share -
-----------------------------------------------------------         Class A (net asset value plus sales
Germany - 3.8%                                                      charge of 4.75% of offering price)            $25.56
  Porsche AG                                 1  $  1,523        ===========================================================
  SAP AG                                     6     2,523          Net asset value, offering price and
                                                --------            redemption price per share -
                                                   4,046            Class C ($44,827 / 1,877 shs)                 $23.88
-----------------------------------------------------------     ===========================================================
TOTAL PREFERRED SHARES                          $  4,046          Net asset value, offering price and
-----------------------------------------------------------         redemption price per share -
  (Identified Cost - $4,586)                                        Class Y ($309 / 13 shs)                       $24.40
-----------------------------------------------------------     ===========================================================
TOTAL INVESTMENTS - 97.4%                       $102,665        (A) Non-dividend paying investment.
-----------------------------------------------------------     N.M. - Not meaningful.
  (Identified Cost - $92,087)
-----------------------------------------------------------     See notes to financial statements.
OTHER ASSETS LESS LIABILITIES - 2.6%            $  2,708
-----------------------------------------------------------
NET ASSETS CONSISTING OF:
  Capital shares                                $ 85,931
  Distributions in excess of
    net investment income                         (1,170)
  Undistributed net realized gain
    on investments and foreign
    currency transactions                         10,093
  Unrealized appreciation of
    investments and foreign
    currency transactions                         10,519
-----------------------------------------------------------
NET ASSETS - 100.0%                             $105,373
===========================================================
  Net asset value
    and redemption price
    per share - Class A
    ($60,237 / 2,474 shs)                         $24.35
===========================================================

                            STATEMENT OF NET ASSETS

                        Bartlett Financial Services Fund
                           June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

                                                  Market                                                          Market
                                         Shares   Value                                                  Shares   Value
-----------------------------------------------------------     -----------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS - 99.6%                      Insurance - Continued
-----------------------------------------------------------       ReliaStar Financial Corp.                 12    $  507
Asset Manager - 2.4%                                              StanCorp Financial Group, Inc.            14       420(A)
  T. Rowe Price Associates, Inc.            15    $  557          The Progressive Corporation                3       435
  Waddell & Reed Financial, Inc.            17       466          UNUM Corporation                           8       411
                                                 -------                                                         -------
                                                   1,023                                                           5,398
-----------------------------------------------------------     -----------------------------------------------------------
Brokerage Firms - 5.1%                                          Miscellaneous - 19.3%
  A.G. Edwards, Inc.                        12       371          Abbott Laboratories                       10       432
  Merrill Lynch & Co., Inc.                  7       559          Albertson's Inc.                           9       455
  Morgan Keegan, Inc.                       12       227          CVS Corporation                           10       508
  Paine Webber Group Inc.                   10       444          Eli Lilly and Company                      6       430
  Ragen Mackenzie Group                                           Furniture Brands International, Inc.      14       390(A)
    Incorporated                            18       214(A)       Hannaford Bros. Co.                        8       401
  Raymond James Financial, Inc.             16       383          Hershey Foods Corporation                  8       445
                                                 -------          Hillenbrand Industries, Inc.               9       368
                                                   2,198          Hooper Holmes, Inc.                       25       509
-----------------------------------------------------------       Johnson & Johnson                          4       431
Educational Services - 1.9%                                       Kohl's Corporation                         8       579(A)
  ITT Educational Services, Inc.            16       417(A)       Maytag Corporation                         8       523
  Sylvan Learning Systems, Inc.             15       408(A)       Medtronic, Inc.                            7       545
                                                 -------          Pfizer Inc.                                4       461
                                                     825          Riviana Foods, Inc.                       13       250
-----------------------------------------------------------       Safeway Inc.                               8       396(A)
Finance - 1.0%                                                    The Home Depot, Inc.                       7       419
  Financial Federal Corporation             20       440(A)       Walgreen Co.                              16       470
-----------------------------------------------------------       Wm. Wrigley Jr. Company                    4       333
Financial Technology                                                                                             -------
  Companies - 6.3%                                                                                                 8,345
  DST Systems, Inc.                          8       471(A)     -----------------------------------------------------------
  Fiserv, Inc.                              14       423(A)     Regional Banks - 37.5%
  Jack Henry & Associates, Inc.             11       432          AmSouth Bancorporation                    14       313
  SunGard Data Systems Inc.                 12       397(A)       Bank of Commerce                          13       265
  The BISYS Group, Inc.                      8       468(A)       BB&T Corporation                          12       433
  Transaction Systems Architects, Inc.      14       526(A)       Cascade Bancorp                           16       256
                                                 -------          CCB Financial Corporation                  7       344
                                                   2,717          Centennial Bancorp                        29       401(A)
-----------------------------------------------------------       Centura Banks, Inc.                        7       366
Insurance - 12.5%                                                 City National Corporation                 12       431
  American General Corporation               7       513          Colorado Business Bankshares, Inc.        16       184(A)
  American International Group, Inc.         4       410          Commerce Bancshares, Inc.                 12       463
  Jefferson-Pilot Corporation                8       496          Community First Bankshares, Inc.          13       310
  Lincoln National Corporation              11       596
  Medical Assurance, Inc.                   12       339(A)
  Nationwide Financial Services, Inc.        9       385
  Philadelphia Consolidated Holding
    Corp.                                   17       424(A)
  Protective Life Corporation               14       462

                            STATEMENT OF NET ASSETS

                        Bartlett Financial Services Fund
                                  (Continued)
                           June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

                                                  Market                                                          Market
                                         Shares   Value                                                  Shares   Value
-----------------------------------------------------------     -----------------------------------------------------------
Regional Banks - Continued                                      Savings and Loan - 3.5%
  Cullen/Frost Bankers, Inc.                13   $   358          First Washington Bancorp, Inc.            10   $   201
  Fifth Third Bancorp                        7       466          FirstBank Corp.                           16       236
  First American Corporation                 9       382          Harbor Florida Bancshares, Inc.           27       331
  First Security Corporation                20       545          Peoples Heritage Financial
  First Tennessee National                                          Group, Inc.                             20       376
    Corporation                             12       460          Washington Mutual, Inc.                   11       371
  Firstar Corporation                        5       126                                                         -------
  Frontier Financial Corporation             7       171                                                           1,515
  Greater Bay Bancorp                       15       499        -----------------------------------------------------------
  Hudson United Bancorp                     15       459        Super-Regional Banks - 10.1%
  Marshall & Ilsley Corporation              7       470          BankAmerica Corporation                    6       440
  Mercantile Bancorporation Inc.             7       400          Fleet Financial Group, Inc.               13       555
  Mid-State Bancshares                      16       548          National City Corporation                  6       393
  Mississippi Valley Bancshares, Inc.       10       331          Northern Trust Corporation                 6       582
  National Bancorp of Alaska, Inc.           6       159          SunTrust Banks, Inc.                       7       507
  North Fork Bancorporation, Inc.           21       448          The Bank of New York
  Pacific Capital Bancorp                   16       501            Company, Inc.                           15       532
  Pacific Century Financial                                       U.S. Bancorp                               9       306
    Corporation                             19       410          Wachovia Corporation                       6       513
  Seacoast Banking Corporation                                    Wells Fargo Company                       12       513
    of Florida                              10       290                                                         -------
  SierraWest Bancorp                         9       276                                                           4,341
  Silicon Valley Bancshares                 15       371(A)     -----------------------------------------------------------
  SouthTrust Corporation                     8       288        TOTAL COMMON STOCKS AND
  Southwest Bancorporation of                                     EQUITY INTERESTS                               $42,970
    Texas, Inc.                             11       198(A)     -----------------------------------------------------------
  State Street Corporation                   7       555          (Identified Cost - $41,115)
  Summit Bancorp.                           12       481        -----------------------------------------------------------
  TCF Financial Corporation                 16       446        TOTAL INVESTMENTS - 99.6%                        $42,970
  Texas Regional Bancshares, Inc.           15       412        -----------------------------------------------------------
  Umpqua Holdings Corporation               10        90          (Identified Cost - $41,115)
  West Coast Bancorp                        16       280        -----------------------------------------------------------
  Westamerica Bancorporation                12       438        OTHER ASSETS LESS LIABILITIES - 0.4%             $   191
  Western Bancorp                           14       609        -----------------------------------------------------------
  Wilmington Trust Corporation               8       459        NET ASSETS CONSISTING OF:
  Zions Bancorporation                       8       476          Capital shares                                 $41,838
                                                 -------          Accumulated net operating loss                     (98)
                                                  16,168          Accumulated net realized loss
-----------------------------------------------------------        on investments                                   (434)
                                                                  Unrealized appreciation of investments           1,855
                                                                -----------------------------------------------------------
                                                                NET ASSETS - 100%                                $43,161
                                                                ===========================================================
                                                                  Net asset value and redemption
                                                                    price per share - Class A
                                                                    ($11,090 / 1,058 shs)                         $10.48
                                                                ===========================================================
                                                                  Maximum offering price per share-
                                                                   Class A (net asset value plus sales
                                                                   charge of 4.75% of offering price)             $11.00
                                                                ===========================================================
                                                                  Net asset value, offering price and
                                                                    redemption price per share -
                                                                    Class C ($32,071 / 3,074 shs)                 $10.43
                                                                ===========================================================
                                                                (A) Non-dividend paying investment.

                                                                See notes to financial statements.

                            STATEMENTS OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

                                                     Bartlett Value  Bartlett    Bartlett
                                       Bartlett      International    Europe     Financial
                                   Basic Value Fund      Fund          Fund    Services Fund
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                             $ 1,115         $  763       $  1,062     $ 256
  Less foreign taxes withheld                (3)           (68)           (77)        -
  Interest                                   24             72             43         2
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                   1,136            767          1,028       258
--------------------------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------------------------------
  Investment advisory fees                  397            313            505       174
  Distribution and service fees             137             71            282       138
  Custodian fees                             54             58            134        45
  Legal and audit fees                       21             24             28        25
  Trustees' fees                             16             16             17        16
  Registration fees                          14             16             16         9
  Reports to shareholders                     9              6             14         5
  Transfer agent and shareholder
    servicing expense                         7              6             34         6
  Other expenses                              2              2             33       N.M.
  Less expenses waived                      (44)           (53)             -       (62)
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                              613            459          1,063       356
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                523            308            (35)      (98)
--------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
  Realized gain (loss) on:
    Investments                         10,835           2,601         10,129      (434)
    Foreign currency transactions          N.M.            N.M.           (30)        -
  Change in unrealized appreciation of:
    Investments                         (9,854)          2,353        (11,822)      838
    Assets and liabilities denominated
      in foreign currencies                N.M.             (1)           (62)        -
--------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS)                              981           4,953         (1,785)      404
--------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $ 1,504          $5,261       $ (1,820)    $ 306
============================================================================================

N.M.- Not meaningful.

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                           Bartlett Basic Value Fund
                             (Amounts in Thousands)

                                                              Six Months      Year
                                                                Ended         Ended
                                                               6/30/99       12/31/98
                                                             (Unaudited)
--------------------------------------------------------------------------------------
FROM OPERATIONS:
--------------------------------------------------------------------------------------
  Net investment income (loss)                                $    523      $  1,372
  Net realized gain (loss) on investments and foreign
    currency transactions                                       10,835         4,845
  Change in unrealized appreciation/(depreciation)
    of investments and assets and liabilities denominated
    in foreign currencies                                       (9,854)       (1,760)
--------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                                              1,504         4,457
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------
  From net investment income:
    Class A shares                                                (907)         (889)
    Class C shares                                                  (3)           (8)
    Class Y shares                                                 (19)          (16)
  From net realized gains on security transactions:
    Class A shares                                                (623)       (7,398)
    Class C shares                                                 (13)         (128)
    Class Y shares                                                 (12)         (144)
--------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                               (1,577)       (8,583)
--------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------
  Proceeds from shares sold:
    Class A shares                                               1,705        11,170
    Class C shares                                                 218         2,334
    Class Y shares                                                  29           153
  Net asset value of shares issued in reinvestment
    of shareholder distributions:
    Class A shares                                               1,471         8,032
    Class C shares                                                  15           135
    Class Y shares                                                  32           160
  Payment for shares redeemed:
    Class A shares                                            (31,218)       (28,706)
    Class C shares                                               (587)          (526)
    Class Y shares                                               (591)          (234)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) FROM FUND SHARE
  TRANSACTIONS                                                (28,926)        (7,482)
--------------------------------------------------------------------------------------
CHANGE IN NET ASSETS                                          (28,999)       (11,608)
NET ASSETS:
   Beginning of period                                        124,250        135,858
--------------------------------------------------------------------------------------
   End of period                                             $ 95,251       $124,250
--------------------------------------------------------------------------------------
UNDER/(OVER) DISTRIBUTED NET INVESTMENT INCOME               $    (44)      $    362
======================================================================================

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                       Bartlett Value International Fund
                             (Amounts in Thousands)

                                                             Six Months        Year
                                                               Ended           Ended
                                                              6/30/99        12/31/98
                                                            (Unaudited)
--------------------------------------------------------------------------------------
FROM OPERATIONS:
--------------------------------------------------------------------------------------
  Net investment income (loss)                               $    308        $    265
  Net realized gain (loss) on investments and foreign
    currency transactions                                       2,601          (2,640)
  Change in unrealized appreciation/(depreciation)
    of investments and assets and liabilities denominated
    in foreign currencies                                       2,352            (467)
--------------------------------------------------------------------------------------
CHANGE IN NET ASSET RESULTING
  FROM OPERATIONS                                               5,261          (2,842)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------
  From net investment income:
    Class A shares                                             (1,547)           (947)
    Class C shares                                               (135)            (46)
    Class Y shares                                               (143)            (94)
  From net realized gains on security transactions:
    Class A shares                                                  -          (1,860)
    Class C shares                                                  -            (128)
    Class Y shares                                                  -            (260)
--------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS                                (1,825)         (3,335)
--------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------
  Proceeds from shares sold:
    Class A shares                                              3,471           7,184
    Class C shares                                                255           3,966
    Class Y shares                                                 17             328
  Net asset value of shares issued in reinvestment
    of shareholder distributions:
    Class A shares                                              1,290           2,519
    Class C shares                                                132             163
    Class Y shares                                                100             203
  Payment for shares redeemed:
    Class A shares                                            (18,722)        (25,562)
    Class C shares                                               (939)           (639)
    Class Y shares                                             (1,954)         (7,430)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) FROM  FUND SHARE
  TRANSACTIONS                                                (16,350)        (19,268)
--------------------------------------------------------------------------------------
CHANGE IN NET ASSETS                                          (12,914)        (25,445)
NET ASSETS:
   Beginning of period                                         57,182          82,627
--------------------------------------------------------------------------------------
   End of period                                             $ 44,268        $ 57,182
--------------------------------------------------------------------------------------
UNDER/(OVER) DISTRIBUTED NET INVESTMENT INCOME               $ (2,339)       $   (822)
======================================================================================

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                              Bartlett Europe Fund
                             (Amounts in Thousands)

                                                                   Six Months        Year
                                                                     Ended           Ended
                                                                    6/30/99        12/31/98
                                                                   (Unaudited)
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
--------------------------------------------------------------------------------------------
  Net investment income (loss)                                     $    (35)       $   (179)
  Net realized gain (loss) on investments and foreign
    currency transactions                                            10,099          13,074
  Change in unrealized appreciation/(depreciation) of investments
    and assets and liabilities denominated in foreign currencies    (11,884)         10,360
--------------------------------------------------------------------------------------------
Change in net assets resulting
  from operations                                                    (1,820)         23,255
--------------------------------------------------------------------------------------------
Distributions to Shareholders:
--------------------------------------------------------------------------------------------
  From net investment income:
    Class A shares                                                     (166)           (862)
    Class C shares                                                      132)           (355)
    Class Y shares                                                       (1)             (4)
  From net realized gains on security transactions:
    Class A shares                                                      (40)         (8,621)
    Class C shares                                                      (32)         (4,213)
    Class Y shares                                                      N.M.            (31)
--------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS              (371)        (14,086)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------
  Proceeds from shares sold:
    Class A shares                                                   19,050          10,886
    Class C shares                                                   19,940          33,629
    Class Y shares                                                       64             219
  Net asset value of shares issued in reinvestment
    of shareholder distributions:
    Class A shares                                                      164           6,156
    Class C shares                                                      162           4,541
    Class Y shares                                                        1              35
  Payment for shares redeemed:
    Class A shares                                                  (15,301)        (20,632)
    Class C shares                                                   (6,494)         (4,162)
    Class Y shares                                                       --         (10,443)
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) FROM  FUND SHARE
  TRANSACTIONS                                                       17,586          20,229
--------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS                                                 15,395          29,398
--------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                               89,978          60,580
--------------------------------------------------------------------------------------------
   End of period                                                   $105,373        $ 89,978
--------------------------------------------------------------------------------------------
UNDER/(OVER) DISTRIBUTED NET INVESTMENT INCOME                     $ (1,170)       $   (836)
============================================================================================

 N.M. - Not meaningful.

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                        Bartlett Financial Services Fund
                             (Amounts in Thousands)

                                                              Six Months        Year
                                                                Ended           Ended
                                                               6/30/99        12/31/98(A)
                                                              (Unaudited)
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
-----------------------------------------------------------------------------------------
  Net investment income (loss)                                 $   (98)        $    (5)
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (434)             --
  Change in unrealized appreciation/(depreciation) of
    investments and assets and liabilities
    denominated in foreign currencies                              838           1,017
-----------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  306           1,012
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
  Proceeds from shares sold:
    Class A shares                                               4,314           7,112
    Class C shares                                              19,646          14,009
  Payment for shares redeemed:
    Class A shares                                                (718)            (15)
    Class C shares                                              (2,436)            (70)
-----------------------------------------------------------------------------------------
NET INCREASE FROM FUND SHARE
  TRANSACTIONS                                                  20,806          21,036
-----------------------------------------------------------------------------------------
CHANGE IN NET ASSETS                                            21,112          22,048
NET ASSETS:
   Beginning of period                                          22,049               1
-----------------------------------------------------------------------------------------
   End of period                                               $43,161         $22,049
-----------------------------------------------------------------------------------------
UNDER/(OVER) DISTRIBUTED NET INVESTMENT INCOME                 $   (98)             --
=========================================================================================

(A) For the period November 16, 1998 (commencement of operations) to December 31, 1998.

See notes to financial statements.

                               FINANCIAL HIGHLIGHTS

                            Bartlett Basic Value Fund
                  For a Share Outstanding Throughout Each Period

                                                 Investment Operations                         Distributions
                                        ----------------------------------------   -------------------------------------
                            Net Asset                 Net Realized      Total        From         From                    Net Asset
                              Value,        Net      and Unrealized      From         Net          Net                      Value,
                            Beginning   Investment     Gains on       Investment   Investment   Realized       Total        End of
                            of Period     Income      Investments     Operations     Income       Gains    Distributions    Period
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1999*              $18.34     $0.11(B)        $0.25           $0.36       $(0.18)     $(0.12)      $(0.30)       $18.40
  Year Ended Dec. 31,
  1998                         18.95      0.20(B)         0.48            0.68        (0.14)      (1.15)       (1.29)        18.34
  Nine Months Ended
  Dec. 31, 1997(A)             18.33      0.19(B)         5.59            5.78        (0.22)      (4.94)       (5.16)        18.95
  Years Ended March 31,
  1997                         17.94      0.22            1.82            2.04        (0.26)      (1.39)       (1.65)        18.33
  1996                         15.39      0.30            3.32            3.62        (0.24)      (0.83)       (1.07)        17.94
  1995                         14.89      0.27            1.53            1.80        (0.27)      (1.03)       (1.30)        15.39
  1994                         14.76      0.22            0.28            0.50        (0.23)      (0.14)       (0.37)        14.89

Class C Shares
  Six Months Ended
  June 30, 1999*              $18.03     $0.02(C)        $0.27           $0.29       $(0.02)     $(0.12)      $(0.14)       $18.18
  Years Ended Dec. 31,
  1998                         18.75      0.10(C)         0.41            0.51        (0.08)      (1.15)       (1.23)        18.03
  1997(F)                      22.84      0.24(C)         0.88            1.12        (0.27)      (4.94)       (5.21)        18.75

Class Y Shares
  Six Months Ended
  June 30, 1999*              $18.31     $0.13(D)        $0.25           $0.38       $(0.19)     $(0.12)      $(0.31)       $18.38
  Years Ended Dec. 31,
  1998                         18.87      0.25(D)         0.47            0.72        (0.13)      (1.15)       (1.28)        18.31
  1997(G)                      21.92      0.18(D)         1.94            2.12        (0.23)      (4.94)       (5.17)        18.87
------------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                ----------------------------------------------------------------------------
                                                                         Net
                                                                      Investment               Net Assets,
                                                   Expenses          Income (Loss) Portfolio     End of
                                 Total            to Average          to Average    Turnover     Period
                                Return(E)         Net Assets          Net Assets      Rate    (in thousands)
------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1999*                 2.02%(H)          1.15%(B,I)          1.00%(B,I)    43%(I)       $ 91,497
  Year Ended Dec. 31,
  1998                           3.76%             1.08%(B)            1.05%(B)      28%           119,626
  Nine Months Ended
  Dec. 31, 1997(A)              33.14%(H)          1.13%(B,I)          1.15%(B,I)    42%(I)        133,076
  Years Ended March 31,
  1997                          11.30%             1.16%               1.18%         23%           119,208
  1996                          24.05%             1.17%               1.79%         25%           125,636
  1995                          12.67%             1.20%               1.81%         26%           102,721
  1994                           3.42%             1.20%               1.48%         33%            94,289

Class C Shares
  Six Months Ended
  June 30, 1999*                 1.65%(H)          1.90%(C,I)          0.25%(C,I)    43%(I)       $  1,877
  Years Ended Dec. 31,
  1998                           2.96%             1.90%(C)            0.29%(C)      28%             2,228
  1997(F)                        6.07%(H)          1.90%(C,I)          1.11%(C,I)    42%(I)            395

Class Y Shares
  Six Months Ended
  June 30, 1999*                 2.17%(H)          0.90%(D,I)          1.26%(D,I)    43%(I)        $ 1,877
  Years Ended Dec. 31,
  1998                           3.99%             0.82%(D)            1.31%(D)      28%             2,396
  1997(G)                       10.97%(H)          0.86%(D,I)          1.51%(D,I)    42%(I)          2,387
------------------------------------------------------------------------------------------------------------

(A) The year end for Bartlett Basic Value Fund was changed from March 31 to December 31.
(B) Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.23%; 1998, 1.20%; 1997, 1.19%.
(C) Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.06%; 1998, 2.02%; 1997, 2.00%.
(D) Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 0.98%; 1998, 0.94%; 1997, 0.96%.
(E) Excluding sales charge.
(F) For the period September 12, 1997 (commencement of operations of this class) to December 31, 1997.
(G) For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.
(H) Not annualized.
(I) Annualized.
 *  Unaudited.

See notes to financial statements.

                               FINANCIAL HIGHLIGHTS

                        Bartlett Value International Fund
                  For a Share Outstanding Throughout Each Period

                                                 Investment Operations                                Distributions
                                        ----------------------------------------   -------------------------------------------------
                            Net Asset                 Net Realized      Total        From       In Excess     From
                              Value,        Net      and Unrealized      From         Net         of Net       Net
                            Beginning   Investment     Gains on       Investment   Investment   Investment  Realized       Total
                            of Period     Income      Investments     Operations     Income       Income      Gains    Distributions
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1999*              $11.50     $(0.01)(C)      $ 1.36          $ 1.35      $(0.47)      $   --      $   --      $(0.47)
  Year Ended Dec. 31,
  1998                         12.45      (0.02)(C)       (0.35)          (0.37)      (0.20)          --       (0.38)      (0.58)
  Nine Months Ended
  Dec. 31, 1997(A)             13.64       0.05(C)         0.31            0.36       (0.17)          --       (1.38)      (1.55)
  Years Ended March 31,
  1997                         12.59       0.08            1.81            1.89       (0.08)       (0.01)      (0.75)      (0.84)
  1996                         11.64       0.13            1.33            1.46       (0.13)       (0.01)      (0.37)      (0.51)
  1995                         12.46       0.09           (0.21)          (0.12)      (0.09)          --       (0.61)      (0.70)
  1994                         10.08       0.07(B)         2.38            2.45       (0.07)          --          --       (0.07)

Class C Shares
  Six Months Ended
  June 30, 1999*              $11.34     $ 0.05(D)       $ 1.23          $ 1.28      $(0.47)     $   --       $   --      $(0.47)
  Years Ended Dec. 31,
  1998                         12.30       0.10(D)        (0.55)          (0.45)      (0.13)         --        (0.38)      (0.51)
  1997(G)                      15.70       0.08(D)        (1.82)          (1.74)      (0.28)         --        (1.38)      (1.66)

Class Y Shares
  Six Months Ended
  June 30, 1999*              $11.46     $(0.22)(E)      $ 1.57          $ 1.35      $(0.47)     $   --       $   --      $(0.47)
  Years Ended Dec. 31,
  1998                         12.33      (0.37)(E)        0.04           (0.33)      (0.16)         --        (0.38)      (0.54)
  1997(H)                      15.27      (0.11)(E)       (1.21)          (1.32)      (0.24)         --        (1.38)      (1.62)
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Ratios/Supplemental Data
                                                ---------------------------------------------------------------------------
                                                                                         Net
                               Net Asset                                              Investment               Net Assets,
                                 Value,                            Expenses          Income (Loss) Portfolio     End of
                                 End of          Total            to Average          to Average    Turnover     Period
                                 Period         Return(F)         Net Assets          Net Assets      Rate   (in thousands)
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1999*                 $12.38         11.86%(I)          1.80%(C,J)          1.26%(C,J)    17%(J)       $36,795
  Year Ended Dec. 31,
  1998                            11.50         (2.88)%            1.73%(C)            0.37%(C)      27%           47,856
  Nine Months Ended
  Dec. 31, 1997(A)                12.45          2.79%(I)          1.78(C,J)           0.49%(C,J)    44%(J)        68,648
  Years Ended March 31,
  1997                            13.64         15.45%             1.81%               0.62%         31%           83,973
  1996                            12.59         12.76%             1.83%               1.06%         38%           72,041
  1995                            11.64         (1.18)%            1.83%               0.80%         24%           57,664
  1994                            12.46         24.42%             1.88%(B)            0.55%(B)      19%           49,607

Class C Shares
  Six Months Ended
  June 30, 1999*                 $12.15         11.40%(I)          2.55%(D,J)          0.60%(D,J)    17%(J)       $ 3,615
  Years Ended Dec. 31,
  1998                            11.34         (3.64)%            2.55%(D)           (0.55)%(D)     27%            3,916
  1997(G)                         12.30        (10.87)%(I)         2.55%(D,J)         (1.68)%(D,J)   44%(J)           895

Class Y Shares
  Six Months Ended
  June 30, 1999*                 $12.34         11.90%(I)          1.55%(E,J)          1.45%(E,J)    17%(J)       $ 3,858
  Years Ended Dec. 31,
  1998                            11.46         (2.65)%            1.47%(E)            0.61%(E)      27%            5,410
  1997(H)                         12.33         (8.38)%(I)         1.44%(E,J)         (0.75)%(E,J)   44%(J)        13,084
---------------------------------------------------------------------------------------------------------------------------

(A) The year end for Bartlett Value International Fund was changed from March 31 to December 31.
(B) The Advisor has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94% and the ratio of net investment income to average net assets would have been 0.49% for the period ended March 31, 1994.
(C) Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.01%; 1998, 1.87%; 1997, 1.95%.
(D) Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.76%; 1998, 2.69%; 1997, 2.70%.
(E) Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.74%; 1998, 1.61%; 1997, 1.59%.
(F) Excluding sales charge.
(G) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.
(H) For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.
(I) Not annualized.
(J) Annualized.
 *  Unaudited.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                            Bartlett Europe Fund(A)
                 For a Share Outstanding Throughout Each Period

                                               Investment Operations                            Distributions
                                     -------------------------------------------     ------------------------------------
                                                    Net Realized
                                                   and Unrealized
                         Net Asset       Net      Gain (Losses) on     Total            From       From                    Net Asset
                           Value,    Investment   Investments and       From             Net        Net                      Value,
                         Beginning     Income     Foreign Currency    Investment     Investment  Realized       Total        End of
                         of Period     (Loss)       Transactions      Operations       Income      Gains    Distributions    Period
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1999*          $24.77     $ 0.05           $(0.38)         $(0.33)          $(0.07)    $(0.02)      $(0.09)       $24.35
  Years Ended Dec. 31,
  1998                     20.97       0.02(B)          8.52            8.54            (0.43)     (4.31)       (4.74)        24.77
  1997                     24.24      (0.05)(B)         4.11            4.06               --      (7.33)       (7.33)        20.97
  1996                     21.13       0.02             6.34            6.36               --      (3.25)       (3.25)        24.24
  1995                     17.68       0.01             3.50            3.51            (0.06)        --        (0.06)        21.13
  1994                     18.46      (0.03)           (0.75)          (0.78)              --         --           --         17.68

Class C Shares
  Six Months Ended
  June 30, 1999*          $24.39     $(0.03)          $(0.39)         $(0.42)          $(0.07)    $(0.02)      $(0.09)       $23.88
  Years Ended Dec. 31,
  1998                     20.86       0.11(C)          8.09            8.20            (0.36)     (4.31)       (4.67)        24.39
  1997(F)                  26.56      (0.10)(C)         0.23            0.13               --      (5.83)       (5.83)        20.86

Class Y Shares
  Six Months Ended
  June 30, 1999*          $24.78     $ 0.36           $(0.65)         $(0.29)          $(0.07)    $(0.02)      $(0.09)       $24.40
  Years Ended Dec. 31,
  1998                     21.01       0.22(D)          8.37            8.59            (0.51)     (4.31)       (4.82)        24.78
  1997(G)                  25.61      (0.04)(D)         1.27            1.23               --      (5.83)       (5.83)        21.01
------------------------------------------------------------------------------------------------------------------------------------

                                                Ratios/Supplemental Data
                           -----------------------------------------------------------------------
                                                            Net
                                                        Investment                    Net Assets,
                                         Expenses       Income (Loss)   Portfolio      End of
                            Total       to Average      to Average      Turnover       Period
                           Return(E)    Net Assets      Net Assets         Rate     (in thousands)
--------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1999*           (1.5)%(H)   1.78%(I)         0.24%(I)           81%(I)       $60,237
  Years Ended Dec. 31,
  1998                     41.9%       1.81%(B)        (0.10)%(B)         103%           57,406
  1997                     17.5%       1.90%(B)        (0.12)%(B)         123%           52,253
  1996                     31.5%       2.00%            0.10%             109%           70,991
  1995                     19.9%       2.10%            0.10%             148%           62,249
  1994                     (4.2)%      2.10%              --               75%           53,135

Class C Shares
  Six Months Ended
  June 30, 1999*           (1.9)%(H)   2.57%(I)        (0.51)(I)           81%(I)       $44,827
  Years Ended Dec. 31,
  1998                     40.5%       2.51%(C)        (1.15)%(C)         103%           32,325
  1997(F)                   0.7%(H)    2.50%(C),(I)    (1.79)%(C),(I)     123%              302

Class Y Shares
  Six Months Ended
  June 30, 1999*           (1.6)%(H)   1.51%(I)         0.53%(I)           81%(I)       $   309
  Years Ended Dec. 31,
  1998                     42.5%       1.55%(D)         1.31%(D)          103%              247
  1997(G)                   4.9%(H)    1.31%(D),(I)    (0.60)%(D),(I)     123%            8,025
--------------------------------------------------------------------------------------------------

(A) The financial information in this table for the years ended December 31, 1994 through 1996, is for the Worldwide Value Fund, Bartlett Europe Fund's predecessor. The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 21, 1997, the Worldwide Value Fund operated as a closed-end fund (see note 8).
(B) The expense ratio shown reflects both the operations of Worldwide Value Fud, Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
    1998, 1.89%; 1997, 2.08%.
(C) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 2.59%; 1997, 2.68%.
(D) Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net asets for each period would have been as follows: 1998, 1.63%; 1997, 1.49%.
(E) Excluding sales charge.
(F) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.
(G) For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.
(H) Not annualized.
(I) Annualized.
 *  Unaudited.

See notes to financial statements.

                             FINANCIAL HIGHLIGHTS

                       Bartlett Financial Services Fund
                 For a Share Outstanding Throughout Each Period

                                               Investment Operations                            Distributions
                                     -------------------------------------------     ------------------------------------
                         Net Asset                 Net Realized        Total            From       From                    Net Asset
                           Value,        Net      and Unrealized        From             Net        Net                      Value,
                         Beginning   Investment      Gains On        Investment     Investment  Realized       Total        End of
                         of Period     Income       Investments      Operations       Income      Gains    Distributions    Period
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1999*           $10.58    $ -- (B)         $(0.10)          $(0.10)         $ --       $ --         $ --         $10.48
  Year Ended Dec. 31,
  1998(D)                   10.00      -- (B)           0.58             0.58            --         --           --          10.58

Class C Shares
  Six Months Ended
  June 30, 1999*           $10.57    $(0.03)(C)       $(0.11)          $(0.14)         $ --       $ --         $ --         $10.43
  Year Ended Dec. 31,
  1998(D)                   10.00     (0.01)(C)         0.58             0.57            --         --           --          10.57
------------------------------------------------------------------------------------------------------------------------------------

                                             Ratios/Supplemental Data
                        -----------------------------------------------------------------------
                                                         Net
                                                     Investment                    Net Assets,
                                      Expenses       Income (Loss)   Portfolio      End of
                         Total       to Average      to Average      Turnover       Period
                        Return(A)    Net Assets      Net Assets         Rate     (in thousands)
-----------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1999*        (0.95)%(E)    1.50%(B,F)     (0.03)%(B,F)    18.07%(F)      $11,090
  Year Ended Dec. 31,
  1998(D)                5.80%(E)     1.50%(B,F)      0.22%(B,F)        --            7,451

Class C Shares
  Six Months Ended
  June 30, 1999*        (1.32)%(E)    2.25%(C,F)     (0.76)%(C,F)    18.07%(F)      $32,071
  Year Ended Dec. 31,
  1998(D)                5.70%(E)     2.25%(C,F)     (0.11)%(C,F)       --           14,598
-----------------------------------------------------------------------------------------------

(A) Excluding sales charge.
(B) Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: 1999, 1.85%; 1998, 1.65%
(C) Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: 1999, 2.60%; 1998, 2.40%.
(D) For the period November 16, 1998 (commencement of operations of each class) to December 31, 1998.
(E) Not annualized.
(F) Annualized.
 *  Unaudited.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
                             (Amounts in Thousands)

[1] Significant Accountin Policies
Bartlett Capital Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Basic Value Fund, Bartlett Value International Fund, Bartlett Europe Fund and Bartlett Financial Srvices Fund (each a "Fund").
    Each Fund consists of three classes of shares: Class A, offered since 1983 for Basic Value, since 1989 for Value International, since 1997 for Europe Fund, and since November 16, 1998, for Financial Services Fund; Class C, offered since 1997 for Basic Value Fund, Value International Fund and Europe Fund and since November 16, 1998, for Financial Services Fund; and Class Y, offered to certain institutional investors since 1997 for Basic Value Fund, Value International Fund and Europe Fund. As of the date of this report, Class Y shares of Financial Services Fund have no operating history.
    The income and expenses of each of these Funds are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Class A and Class C shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
    Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange (NYSE). On July 21, 1997, Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc.
    The following is a summary of the investment objectives followed by the
Funds:
    Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by Bartlett & Co. ("adviser") to be attractively priced relative to their intrinsic value. Income is a secondary consideration.
    Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by the Adviser to be attratively priced relative to their intrinsic value. Income is a secondary consideration.
    Bartlett Europe Fund seeks long-term growth of capital by investing at least 65% of its total assets in equity securities of European issuers that its sub-adviser, Lombard Odier International Portfolio Management Limited ("Lombard Odier"), believes are undervalued.
    Bartlett Financial Services Fund seeks long-term growth of capital by investing primarily in securities of issuers in the financial services industry which its sub-adviser, Gray, Seifert & Co., Inc. ("Gray, Seifert"), believes are attractively priced relative to their intrinsic value.
    The following is a summary of the significant accounting policies of Bartlett Capital Trust:
    Security Valuation - Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or the respective sub-adviser, under authority delegated by the Board of Trustees.
    Equity securities and options listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.
    Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.
    Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
    (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
    The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    Investment Income and Distributions to Shareholders - Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federa income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Basic Value and Value Internaional, and annually for Europe Fund and Financial Services Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.
    Security Transactions - Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both finacial reporting and federal income tax purposes.
    At June 30, 1999, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                                             Financial
                            Basic        Value      Europe   Services
                            Value    International   Fund      Fund
----------------------------------------------------------------------
Receivable for
Securities Sold            $2,247       $998        $4,816     $ --
----------------------------------------------------------------------
Payable for
Securities Purchased       $   80       $ --        $5,229     $168
----------------------------------------------------------------------

    Federal Income Taxes - No provision for federal income or excise taxes is required since each Fund intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Value International has unused capital loss carryforwards for federal income tax purposes of $3,503 which will expire in 2006.
    Use of Estimates - Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

[2] Investment Transactions
For the six months ended June 30, 1999, investment transactions (excluding short-term securities) were as follows:

                                                             Financial
                            Basic        Value      Europe   Services
                            Value    International   Fund      Fund
----------------------------------------------------------------------
Purchases of
  investment securities    $22,601      $ 4,061     $58,237   $23,768
----------------------------------------------------------------------
 Proceeds from sales
  and maturities of
  investment securities    $51,278      $20,632     $39,708   $ 3,109
----------------------------------------------------------------------

    At June 30, 1999, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                             Financial
                            Basic        Value      Europe   Services
                            Value    International   Fund      Fund
----------------------------------------------------------------------
Unrealized appreciation    $33,760     $11,322     $15,702    $ 3,013
Unrealized depreciation       (793)     (3,226)     (5,124)    (1,158)
----------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)            $32,967     $ 8,096     $10,578    $ 1,855
----------------------------------------------------------------------
Federal income tax cost
 of investments            $61,481     $35,615     $92,087    $41,115
----------------------------------------------------------------------

[3] Repurchase Agreements
All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

[4] Options and Futures
As part of their investment programs, Basic Value, Value International and Erope Fund may utilize options and futures. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

    When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:                          IMPACT ON THE FUND:
The option expires                         Realize a loss in the amount of the cost of the option.
-----------------------------------------------------------------------------------------------------
The option is closed through a closing     Realize a gain or loss depending on whether the
sale transaction                           proceeds from the closing sale transaction are greater
                                           or less than the cost of the option.
-----------------------------------------------------------------------------------------------------
The Fund exercises a call option           The cost of the security purchased through the
                                           exercise of the option will be increased by the
                                           premium originally paid to purchase the option.
-----------------------------------------------------------------------------------------------------
The Fund exercises                         Realize a gain or loss from the sale of the underlying
a put option                               security. The proceeds of that sale will be reduced by
                                           the premium originally paid to purchase the put option.
-----------------------------------------------------------------------------------------------------
WRITTEN OPTION:                            IMPACT ON THE FUND:
The option expires                         Realize a gain equal to the amount of the premium
                                           received.
-----------------------------------------------------------------------------------------------------
The option is closed through a closing     Realize a gain or loss without regard to any unrealized
purchase transaction                       gain or loss on the underlying security and eliminate
                                           the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
-----------------------------------------------------------------------------------------------------
A written call option is exercised by the  Realize a gain or loss from the sale of the underlying
option purchaser                           security. The proceeds of that sale will be increased by
                                           the premium originally received when the option was
                                           written.
-----------------------------------------------------------------------------------------------------
A written put option is exercised by the   The amount of the premium originally received will
option purchaser                           reduce the cost of the security that the Fund purchased
                                           when the option was exercised.
-----------------------------------------------------------------------------------------------------

    There were no options written during the six months ended June 30, 1999. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
    The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.
    The Funds enter into futures contracts as a hedge against currency risks. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
    There were no open futures contracts at June 30, 1999.

[5] Financial Instruments
Emerging Market Securities - Value International and Europe Fund may invest in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.
    Forward Foreign Currency Contracts - Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.
    For the six months ended June 30, 1999, Basic Value, Value International, and Bartlett Europe had not entered into any forward currency contracts.

[6] Line of Credit
The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended June 30, 1999, the Funds had no borrowings under the line of credit.

[7] Transactions With Affiliates and
    Related Parties
The officers of the Trust are shareholders or employees of the Adviser or Legg Mason Wood Walker, Incorporated ("LMWW"). LMWW is affiliated with the Adviser through their common parent company, Legg Mason, Inc. The Adviser became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett Capital Trust's investments were managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement that was effective through July 20, 1997, the Aviser paid all of the expenses of Basic Value and Value International except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and the agreement to pay the above Fund expenses, each of those Funds paid the Adviser a fee computed and accrued daily and paid monthly. The fee for Basic Value was computed at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $10,000, 1.50% of such assets from $10,000 up to and including $30,000, and 1% of such assets in excess of $30,000. The fee for Value International was computed at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $20,000, 1.75% of such assets from $20,000 up to and including $200,000, and 1.25% of such assets in excess of $200,000.
    The Worldwide Value Fund, Inc. ("Worldwide," predecessor to Europe Fund) had an investment advisory agreement with Lombard Odier for which Lombard Odier received a monthly fee at an annual rate of 1% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million. Lombard Odier managed Worldwide's portfolio from its inception in 1986.

    Worldwide had an administration contract with Legg Mason Fund Adviser, Inc. ("LMFA") for which LMFA received from Worldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.
    On July 15, 1997, the shareholders of the Trust approved an Investment Management and Administration Agreement ("Agreement"). Under the Agreement, the Adviser receives for its services an advisory fee from each Fund, computed daily and payable monthly at annual rates of each Fund's average daily net assets.
    The Adviser has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                             Financial
                            Basic        Value      Europe   Services
                            Value    International   Fund      Fund
----------------------------------------------------------------------
Advisory Fee                0.75%        1.25%       1.00%     1.00%
======================================================================
Expense Limitation
 Class A                    1.15%        1.80%       1.85%     1.50%
 Class C                    1.90%        2.55%       2.60%     2.25%
 Class Y                    0.90%        1.55%       1.60%     1.25%
======================================================================

    Fees in excess of these limits will be waived through May 1, 2000. For all classes of the Funds, advisory fees waived for the six months ended June 30, 1999, and amounts due to the Adviser at June 30, 1999, were as follows:

                                                             Financial
                            Basic        Value      Europe   Services
                            Value    International   Fund      Fund
----------------------------------------------------------------------
Advisory Fees Waived         $40         $47         $ --      $62
======================================================================
Advisory Fees Payable        $35         $39         $ 79      $16
======================================================================

    Lombard Odier serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Lombard Odier receives from the Adviser (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to the Adviser by Europe Fund under the Agreement, taking into account any fee waiver arrangements in effect.
    Gray, Seifert serves as investment sub-adviser to Financial Services Fund pursuant to a Sub-Advisory Agreement, which was approved by the Board of Trustees. For its services under the Sub-Adisory Agreement, Gray, Seifert receives from the Adviser (not from Financial Services Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to the Adviser by Financial Services Fund under the Agreement, taking into account any fee waiver arrangements in effect.
    LM Financial Partners, Inc., distributor of the Funds and an affiliate of the Adviser, receives from each Fund an annual service fee of 0.25% of the average daily net assets of each Fund's Class A shares and distribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of average daily net assets of each Fund's Class C shares. These fees are calculated daily and paid monthly. At June 30, 1999, distribution and service fees waived were $4 and $6 for Basic Value an Value International, respectively.
    LMWW has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMWW the following amounts for the six months ended June 30, 1999: Basic Value, $8; Value International, $2; Europe Fund, $9; and Financial Services Fund, $3.

[8] Reorganization of
    Worldwide Value Fund, Inc.
On July 18, 1997, Bartlett Europe Fund, a series of the Bartlett Capital
Trust, an open-end management investment company, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved by Worldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide Value Fund Inc. was a closed-end mutual fund whose shares traded on the New York Stock Exchange.

[9] Fund Share Transactions
The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series, all without par value. Shares of four series, consisting of the Funds, have been authorized. The shares of beneficial interest of each Fund are divided into three classes, designated Class A, Class C and Class Y shares. Share transactions are shown on the following page.

                                                            Reinvestment
                                          Sold            of Distributions         Repurchased             Net Change
                                   -----------------     -------------------    ------------------     ---------------------
                                   Shares     Amount     Shares       Amount    Shares      Amount     Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
BASIC VALUE
- Class A Shares
  Six Months Ended June 30, 1999*      94    $ 1,705         81       $1,471    (1,727)    $(31,218)   (1,552)     $(28,042)
  Year Ended December 31, 1998        602     11,170        447        8,032    (1,547)     (28,706)     (498)       (9,504)

- Class C Shares
  Six Months Ended June 30, 1999*      12        218          1           15       (33)        (587)      (20)         (354)
  Year Ended December 31, 1998        124      2,334          7          135       (29)        (526)      102         1,943

- Class Y Shares
  Six Months Ended June 30, 1999*       1         29          2           32       (32)        (591)      (29)         (530)
  Year Ended December 31, 1998          7        153          9          160       (12)        (234)        4            79

VALUE INTERNATIONAL
- Class A Shares
  Six Months Ended June 30, 1999*     295      3,471        107        1,290    (1,590)     (18,722)   (1,188)      (13,961)
  Year Ended December 31, 1998        583      7,184        220        2,519    (2,158)     (25,562)   (1,355)      (15,859)

- Class C Shares
  Six Months Ended June 30, 1999*      21        255         11          132       (80)        (939)      (48)          (55)
  Year Ended December 31, 1998        313      3,966         15          163       (56)        (639)      272         3,490

- Class Y Shares
  Six Months Ended June 30, 1999*       2         17          8          100      (169)      (1,954)     (159)       (1,837)
  Year Ended December 31, 1998         20        328         18          203      (627)      (7,430)     (589)       (6,899)

EUROPE FUND
- Class A Shares
  Six Months Ended June 30, 1999*     764     19,050          7          164      (615)     (15,301)      156         3,913
  Year Ended December 31, 1998        415     10,886        253        6,156      (842)     (20,632)     (174)       (3,590)

- Class C Shares
  Six Months Ended June 30, 1999*     811     19,940          7          162      (266)      (6,494)      552        13,608
  Year Ended December 31, 1998      1,279     33,629        194        4,541      (162)      (4,162)    1,311        34,008

- Class Y Shares
  Six Months Ended June 30, 1999*       3         64       N.M.            1        --           --         3            65
  Year Ended December 31, 1998          9        219          1           35      (382)     (10,443)     (372)      (10,189)

FINANCIAL SERVICES FUND
- Class A Shares
  Six Months Ended June 30, 1999*     425      4,314       --           --         (71)        (718)      354         3,596
  Period Ended December 31, 1998(A)   706      7,112       --           --          (2)         (15)      704         7,097

- Class C Shares
  Six Months Ended June 30, 1999*   1,935     19,646       --           --        (242)      (2,436)    1,693        17,210
  Period Ended December 31, 1998(A) 1,388     14,009       --           --          (7)         (70)    1,381        13,939
----------------------------------------------------------------------------------------------------------------------------

(A) For the period November 16, 1998 (commencement of operations of this class) to December 31, 1998.
 *  Unaudited.
N.M. - Not meaningful.

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


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

                             TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------
Lorrence T. Kellar                  Chairman of the Board and Trustee
Edward A. Taber, III                President and Trustee
A. John W. Campbell                 Trustee
Edmund J. Cashman, Jr.              Trustee
Henri Deegenaar                     Trustee
Ian F.H. Grant                      Trustee
William P. Sheehan                  Trustee
Prinz Wolfgang E. Ysenburg          Trustee
Marie K. Karpinski, CPA             Vice President and Treasurer
Madelynn M. Matlock, CFA            Vice President
James A. Miller, CFA                Vice President
Donna M. Prieshoff                  Vice President
James B. Reynolds, CFA              Vice President
Woodrow H. Uible, CFA               Vice President
Susan L. Silva                      Secretary
Thomas A. Steele, CPA               Assistant Treasurer and Assistant Secretary
--------------------------------------------------------------------------------
Investment Adviser                  Bartlett & Co.
                                    Cincinnati, Ohio
Investment Sub-Adviser to           Lombard Odier International Portfolio
  Europe Fund                         Management Limited
                                    London, England
Investment Sub-Adviser to           Gray, Seifert & Co., Inc.
  Financial Services Fund           New York, New York
Custodian                           State Street Bank & Trust Company
                                    Boston, Massachusetts
Sub-Custodian for Europe Fund       The Chase Manhattan Bank, N.A.
                                    Bournemouth, England
Transfer Agent                      Boston Financial Data Services
                                    Boston, Massachusetts
Independent Accountants             PricewaterhouseCoopers LLP
                                    Baltimore, Maryland
Legal Counsel                       Kirkpatrick & Lockhart LLP
                                    Washington, DC
--------------------------------------------------------------------------------


                                 Bartlett & Co.
                         ------------------------------
                         REGISTERED INVESTMENT ADVISORS

--------------------------------------------------------------------------------
                36 East Fourth Street, Cincinnati, OH 45202-3896
                o 513-345-6212 o 800-800-3609 o FAX 513-621-6462